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                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:
/X/     Preliminary Information Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14c-5(d)(2))
/ /     Definitive Information Statement

                  American General Series Portfolio Company 2
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               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:
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        (5) Total fee paid:
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/ /     Fee paid previously with preliminary materials.

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/ /     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

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                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

                               MID CAP INDEX FUND
                              SMALL CAP VALUE FUND

                             INFORMATION STATEMENT


Introduction

     This information statement relates to the liquidation of the Mid Cap Index Fund and the Small Cap Value Fund (together, the "Funds"), each a series of the American General Series Portfolio Company 2 (the "Trust"). This statement is being mailed on or about June 1, 2000 to all shareholders of record of the Funds as of May 19, 2000 (the "Record Date").

     Growth in the assets of the Funds since they commenced operations has been slow, due, in part, to limited demand for the asset class represented by the each of the Funds. Since the Funds' inception, The Variable Annuity Life Insurance Company, the Funds' investment advisor (the "Advisor"), has reimbursed a significant portion of the operating expenses of the Funds. In the absence of these reimbursements, the investment returns of the Funds would have been reduced. Despite significant marketing efforts, the Funds' assets have not grown significantly.

     The Board of Trustees of the Trust (the "Board") has carefully considered each of these factors, and has concluded that it would be in the best interest of the shareholders of the Funds to liquidate the Funds. Accordingly, on April 18, 2000 the Board approved a Plan of Liquidation and Dissolution (the "Plan"), which will be adopted by an action by written consent of the majority shareholders of the Funds on June 30, 2000.

     This information statement contains further information about the Funds and the Plan. Shareholders are encouraged to read the discussions of "Investor Options" at page 3 and of "General Tax Consequences" at page 4 below.

     WE ARE NOT ASKING YOU FOR A PROXY WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. YOU ARE REQUESTED NOT TO SEND US A PROXY.
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Background

     The Mid Cap Index Fund began operations on November 2, 1998. During the period from commencement of operations through April 17, 2000, the Mid Cap Index Fund's assets reached a level of $9,384,024. The Small Cap Value Fund also began operations on November 2, 1998. During the period from commencement of operations through April 17, 2000, the Small Cap Value Fund's assets reached a level of $5,912,551.

     For the fiscal year ended October 31, 1999, the Mid Cap Index Fund's total operating expenses were 1.67% for Class A shares and 2.29% for Class B shares without expense reimbursements from the Advisor. After expense reimbursements, the Mid Cap Index Fund's net operating expenses were 0.83% for Class A shares and 1.58% for Class B shares. For the fiscal year ended October 31, 1999, the Small Cap Value Fund's total operating expenses were 2.61% for Class A shares and 3.08% for Class B shares without expense reimbursements from the Advisor. After expense reimbursements, the Small Cap Value Fund's net operating expenses were 1.23% for Class A shares and 1.98% for Class B shares.

     At a meeting on April 18, 2000, the Board reviewed the total asset levels of each of the Funds, the performance of the Funds both before and after deducting certain expenses arising from their operations and the expenses that had been assumed by the Advisor during the lives of the Funds. The Board also considered the effect the relatively small size of the Funds has on the investment results of the Funds and the effect of their operating expenses on the historic and anticipated returns of shareholders. The Board determined that an increase in expenses attributable to an eventual discontinuance of the expense reimbursements in the future would significantly reduce the Funds' investment returns. In the judgment of the Board, sales of the Funds' shares have not been sufficient to allow the Funds to spread expenses over a sufficient asset base to ensure their economic viability. The Board determined that such a merger or transfer of assets would not be a favorable course of action for unaffiliated shareholders.

     After taking these factors into consideration, the Board has concluded that it would be in the interest of the shareholders of the Funds to liquidate the Funds promptly, in accordance with the Plan. The Advisor and its affiliates together own a majority of the outstanding voting securities of each of the Funds, sufficient to approve the Plan through an action by written consent of shareholders, to be effective as of June 30, 2000. Accordingly, as permitted by the federal securities laws, this information statement is being sent to all the shareholders of record of the Funds as of the Record Date. You may request a copy of the Trust's most recent annual report free of charge by writing to American General Series Portfolio Company 2, 2929 Allen Parkway, Houston, Texas 77019, or by telephone at (877) 999-2434.

                                      -2-
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Investor Options

     In order to give you an opportunity to minimize the impact of liquidating the Funds on your individual circumstances, you are being offered three options for the disposition of your shares of the Funds, which were more fully outlined in a letter to you dated April 25, 2000, and all of which will be treated as sales for tax purposes. The available options are:

OPTION #1 - IF YOU OWN CLASS A OR CLASS B SHARES IN EITHER OF THE FUNDS, YOU MAY REDEEM YOUR SHARES IN THE FUNDS AND PURCHASE CLASS A SHARES OF ANY SERIES OF NORTH AMERICAN FUNDS (EXCEPT THE NORTH AMERICAN TAX-SENSITIVE EQUITY FUND OR THE NORTH AMERICAN EQUITY-INCOME FUND), BEFORE JUNE 30, 2000.

 .  There will be no redemption charge for this transaction.
 .  North American Funds will waive the sales charge on the purchase of the Class
   A shares.

OPTION #2 - YOU MAY EXERCISE YOUR RIGHT TO EXCHANGE YOUR CURRENT INVESTMENT IN THE FUNDS FOR AN INVESTMENT OF EQUAL VALUE IN ANY OTHER FUND IN THE TRUST, IN THE SAME CLASS, BEFORE JUNE 30, 2000. THERE WILL BE NO CHARGE FOR SUCH AN EXCHANGE.

OPTION #3 - YOU MAY CHOOSE TO DO NOTHING AT THIS TIME.

 . As soon as is reasonably practicable after June 30, 2000, each shareholder of record will receive a check, payable to such shareholder, representing the value of his or her shares as of June 30, 2000.
 .  There will be no redemption charge.
 . If your shares are held in a qualified retirement plan, you must reinvest this amount through your retirement plan to avoid possible penalties or adverse tax consequences.
 .  IF YOUR SHARES ARE HELD THROUGH ANY QUALIFIED RETIREMENT PLAN, AND YOU CALL
   TO REQUEST THAT THE CHECK BE MADE PAYABLE DIRECTLY TO YOU, THE AMOUNT YOU RECEIVE WILL BE REDUCED BY ANY REQUIRED FEDERAL OR STATE INCOME TAX WITHHOLDING.


Plan of Liquidation and Distribution

     The Plan, which is summarized here and attached as Exhibit A to this information statement, will govern the liquidation of the Funds. The Plan will become effective on June 30, 2000 (the "Effective Date"), following the execution of an action by written consent of the Funds' majority shareholders.

                                      -3-
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  Once the Plan has become effective, the Funds will discontinue investment in new assets and will sell the portfolio securities they own in order to convert their assets into cash. As soon as possible after the Effective Date, the Trust, on behalf of the Funds, will mail a liquidating distribution in cash to each shareholder of record of the Funds as of the Effective Date. Each distribution will be equal to the shareholder's proportionate interest in the net assets of the Funds, reduced by any required federal or state income tax withholding. Once the liquidating distributions have been mailed, the Trust will effect the dissolution of the Funds.

  The Advisor will bear the costs incurred in carrying out the Plan, including associated legal fees and the cost of mailing this information statement.

General Tax Consequences

     The exercise of any of the three options set forth above will be treated as a sale for tax purposes, and accordingly each shareholder may recognize a taxable gain or loss based on the difference between the value of the property (namely, the shares of the funds into which the shareholder has transferred shares, or the liquidation proceeds) received and the shareholder's tax basis in the shares of the Funds. Assuming that such shareholder holds his or her shares in the Funds as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain, depending on the shareholder's holding period for the shares.

     The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, including how recently they purchased their shares. Accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders who hold their shares in the Funds through an individual retirement or other tax-deferred account, and who do not transfer such shares into shares of any of the American General Funds or North American Funds, should be aware that the liquidation of the Funds converts their shares to cash. If, under the terms of the agreement governing the individual retirement or other tax-deferred account, the liquidation were to result in a distribution from such account, a shareholder should act promptly (i.e., within 60 days of receiving the distribution) to roll the distribution into another individual retirement or other tax-deferred account. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISORS AND THE CUSTODIANS OF THEIR INDIVIDUAL RETIREMENT OR OTHER TAX-DEFERRED ACCOUNTS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

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     The Funds anticipate that they will retain their qualification as regulated investment companies under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of their net income from the sale of their assets.

     Shareholders are free to redeem their shares prior to the liquidation.


Ownership of Shares and Voting Information

  As of April 17, 2000, the Trust believes that the Board and officers of the Trust, as a group, owned less than one percent of each class of shares of each of the Funds and of the Trust as a whole. As of April 17, 2000, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:


    Fund                         Shareholder                 % of Class Held
--------------------    -------------------------------      ---------------

Mid Cap Index Fund
  Class A Shares           VALIC Seed Account                    86.37%
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142

Mid Cap Index Fund
  Class B Shares           VALIC Seed Account                    58.85%
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142


Small Cap Value Fund
  Class A Shares           VALIC Seed Account                    72.37%
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142

                           Growth Lifestyle Fund                 11.12%
                           c/o VALIC
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142


                                      -5-
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    Fund                         Shareholder                 % of Class Held
--------------------    ----------------------------------   ---------------

Small Cap Value Fund        Moderate Growth Lifestyle Fund         6.02%
 Class A Shares (continued) c/o VALIC
                            Attn: Greg Seward
                            2919 Allen Parkway #L7-01
                            Houston, Texas 77019-2142


Small Cap Value Fund
 Class B Shares             VALIC Seed Account                    40.86%
                            Attn: Greg Seward
                            2919 Allen Parkway #L7-01
                            Houston, Texas 77019-2142

                            Growth Lifestyle Fund                 18.91%
                            c/o VALIC
                            Attn: Greg Seward
                            2919 Allen Parkway #L7-01
                            Houston, Texas 77019-2142

                            Moderate Growth Lifestyle Fund        11.18%
                            c/o VALIC
                            Attn: Greg Seward
                            2919 Allen Parkway #L7-01
                            Houston, Texas 77019-2142

                            Conservative Growth Lifestyle Fund     7.58%
                            c/o VALIC
                            Attn: Greg Seward
                            2919 Allen Parkway #L7-01
                            Houston, Texas 77019-2142


Small Cap Value Fund
 Institutional Class I
 Shares                     VALIC                                 79.50%
                            Attn: Greg Seward
                            2919 Allen Parkway #L7-01
                            Houston, Texas 77019-2142

                                      -6-
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    Fund                         Shareholder                 % of Class Held
--------------------    -------------------------------      ---------------

Small Cap Value Fund
  Institutional Class I
  Shares (continued)       Growth Lifestyle Fund                  9.94%
                           c/o VALIC
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142

                           Moderate Growth Lifestyle Fund         6.44%
                           c/o VALIC
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142


Small Cap Value Fund
  Institutional Class II
  Shares                   VALIC                                 85.65%
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142

                           Growth Lifestyle Fund                  7.43%
                           c/o VALIC
                           Attn: Greg Seward
                           2919 Allen Parkway #L7-01
                           Houston, Texas 77019-2142

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